UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2015

NORTHSTAR REALTY FINANCE CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32330 (Commission File Number)	02-0732285 (IRS Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Formation of NorthStar Realty Finance Limited Partnership and UPREIT Conversion
On March 13, 2015, NorthStar Realty Finance Corp. (the “Company”) restructured the manner in which it holds its assets by converting to an umbrella partnership real estate investment trust (“UPREIT”) structure (the “UPREIT Conversion”). In connection with the UPREIT Conversion, the Company formed a new subsidiary limited partnership, NorthStar Realty Finance Limited Partnership (the “Operating Partnership”), and contributed substantially all of its assets to the Operating Partnership in exchange for all of the common and preferred limited partnership interests in the Operating Partnership and the assumption by the Operating Partnership of certain of the Company’s liabilities.
The UPREIT structure provides the Company with the ability to acquire properties in a tax efficient manner using limited partnership interests in the Operating Partnership.
In connection with the UPREIT Conversion, the Company, as the sole general partner and a limited partner, and a subsidiary of the Company as the initial limited partner (for the sole purpose of withdrawing from the partnership), entered into an amended and restated limited partnership agreement of the Operating Partnership. In addition, the Operating Partnership issued limited partnership units structured as profits interests (“LTIP Units”) to each holder of the Company’s outstanding deferred LTIP Units in settlement of such deferred LTIP Units on a one for one basis in accordance with the terms of the outstanding deferred LTIP Units. The LTIP Units issued remain subject to the same vesting terms as the deferred LTIP Units. Conditioned on minimum allocation to the capital accounts of the LTIP Unit for federal income tax purposes, each LTIP Unit will be convertible, at the election of the holder, into one common unit of limited partnership interest in the Operating Partnership ("OP Unit"). Each of the OP Units underlying these LTIP Units will be redeemable at the election of the OP Unit holder for (i) cash equal to the then fair market value of one share of the Company’s common stock or (ii) at the option of the Company in its capacity as general partner of the Operating Partnership, one share of the Company’s common stock.
Following the UPREIT Conversion and the issuance of LTIP Units described above, the Company is the sole general partner of the Operating Partnership and owned approximately 99% of the limited partnership interests in the Operating Partnership.
Amended and Restated Facility Agreement

In connection with the UPREIT Conversion, on March 13, 2015, the Company amended and restated its Facility Agreement (as amended and restated, the “Facility Agreement”), originally dated as of September 26, 2014, with UBS AG, Stamford Branch (“UBS”), with respect to the establishment of term borrowings (“Borrowings”) to be made by UBS with an aggregate principal amount of up to $500 million, as well as the related form of credit agreement (“Credit Agreement”) for Borrowings, to substitute the borrower under the Borrowings to the Operating Partnership and provide that the Company will be the guarantor under the Borrowings. In addition, the Company amended or expects to amend in a similar manner the Credit Agreements relating to an aggregate of $425 million in Borrowings currently outstanding. All other terms of the Facility Agreement and the Credit Agreement remain substantially the same.

Copies of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership and the amended and restated Facility Agreement and the Credit Agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein. The foregoing description of these agreements does not purport to be complete and are qualified in their entirety by reference to the full text of each agreement filed as an exhibit hereto.

Item 8.01 Other Events.
Supplemental Indentures to the Company’s Exchangeable Senior Notes
In connection with the UPREIT Conversion and in order for the Operating Partnership to become the primary obligor under the Company’s 5.375% Exchangeable Senior Notes due 2033, 8.875% Exchangeable Senior Notes due 2032 and 7.25% Exchangeable Senior Notes due 2027 (collectively, the “Exchangeable Senior Notes”), the Operating Partnership entered into supplemental indentures (collectively, the “ESN Second Supplemental Indentures”) to each of the base indentures, in each case as supplemented by the first Supplemental Indentures thereto dated as of June 30, 2014, (collectively, the “ESN Indentures”) governing the Exchangeable Senior Notes. Each ESN Second Supplemental Indenture was entered into on March 13, 2015 by and among the Company, the Operating Partnership and the trustee named in the applicable ESN Second Supplemental Indenture.
Supplemental Indentures to the Junior Subordinated Indentures
In connection with the UPREIT Conversion and in order for the Operating Partnership to become the primary obligor under the company’s Junior Subordinated Notes (described below) the Operating Partnership entered into supplemental indentures (“JSN Second Supplemental Indentures”) to each of the Junior Subordinated Indentures, in each case as supplemented by the first Supplemental Indentures thereto dated as of June 30, 2014 (collectively, the “Junior Subordinated Indentures”) governing the Company’s Junior Subordinated Notes (as described below). Each JSN Second Supplemental Indenture was entered into on March 13, 2015 by and among the Company, the Operating Partnership and the trustee named in the applicable JSN Second Supplemental Indenture.
The Junior Subordinated Notes were each issued to one of the NorthStar Realty Finance Trusts (I through VIII), each formed to issue trust preferred securities, and consist of: (i) Junior Subordinated Notes due 2035 issued to NorthStar Realty Finance Trust pursuant to an indenture dated as of April 12, 2005 and supplemented on June 30, 2014; (ii) Junior Subordinated Notes due 2036 issued to NorthStar Realty Finance Trust II pursuant to an indenture dated as of November 22, 2005 and supplemented on June 30, 2014; (iii) Junior Subordinated Notes due 2036 issued to NorthStar Realty Finance Trust III pursuant to an indenture dated as of August 1, 2006 and supplemented on June 30, 2014; (iv) Junior Subordinated Notes due 2036 issued to NorthStar Realty Finance Trust IV pursuant to an indenture dated as of March 10, 2006 and supplemented on June 30, 2014; (v) Junior Subordinated Notes due 2036 issued to NorthStar Realty Finance Trust V pursuant to an indenture dated as of August 1, 2006 and supplemented on June 30, 2014; (vi) Junior Subordinated Notes due 2036 issued to NorthStar Realty Finance Trust VI pursuant to an indenture dated as of October 6, 2006 and supplemented on June 30, 2014; (vii) Junior Subordinated Notes due 2037 issued to NorthStar Realty Finance Trust VII pursuant to an indenture dated as of March 30, 2007 and supplemented on June 30, 2014; and (viii) Junior Subordinated Notes due 2037 issued to NorthStar Realty Finance Trust VIII pursuant to an indenture dated as of June 7, 2007 and supplemented on June 30, 2014.
Copies of the ESN Second Supplemental Indentures and the JSN Second Supplemental Indentures are filed as Exhibits 4.1 through 4.11 to this Current Report on Form 8-K and incorporated by reference herein. The foregoing description of these agreements does not purport to be complete and are qualified in their entirety by reference to the full text of each agreement filed as an exhibit hereto.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1
Second Supplemental Indenture, relating to the 7.25% Exchangeable Senior Notes, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of June 18, 2007 and supplemented by the first Supplemental Indenture thereto dated June 30, 2014, by and among NorthStar Realty Finance Corp. and Wilmington Trust Company

4.2
Second Supplemental Indenture, relating to the 8.875% Exchangeable Senior Notes, dated as of March 13, 2015 and supplemented on June 30, 2014, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust, National Association, further supplementing the Indenture, dated as of June 12, 2012 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, by and among NorthStar Realty Finance Corp. and Wilmington Trust, National Association

4.3
Second Supplemental Indenture, relating to the 5.375% Exchangeable Senior Notes, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust, National Association, further supplementing the Indenture, dated as of June 19, 2013 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, by and among NorthStar Realty Finance Corp. and Wilmington Trust, National Association

4.4
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and The Bank of New York Mellon Trust Company, N.A., further supplementing the Indenture, dated as of April 12, 2005 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association)

4.5
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and The Bank of New York Mellon Trust Company, N.A., further supplementing the Indenture, dated as of May 25, 2005 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association)

4.6
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and The Bank of New York Mellon Trust Company, N.A., further supplementing the Indenture, dated as of November 22, 2005 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association)

4.7
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of March 10, 2006 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust Company

4.8
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of August 1, 2006 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust Company

4.9
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of October 6, 2006 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust Company

4.10
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of March 30, 2007 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust Company

4.11
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of June 7, 2007 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust Company

10.1	Amended and Restated Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership
10.2	Amended and Restated Facility Agreement, dated as of March 13, 2015, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and UBS AG Stamford Brach
10.3
Form of Credit Agreement, by and among NorthStar Realty Finance Limited Partnership, as borrower, NorthStar Realty Finance Corp., as guarantor, the various lenders party thereto from time to time and UBS AG Stamford Branch, as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp.
(Registrant)

Date: March 19, 2015	By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1
Second Supplemental Indenture, relating to the 7.25% Exchangeable Senior Notes, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of June 18, 2007 and supplemented by the first Supplemental Indenture thereto dated June 30, 2014, by and among NorthStar Realty Finance Corp. and Wilmington Trust Company

4.2
Second Supplemental Indenture, relating to the 8.875% Exchangeable Senior Notes, dated as of March 13, 2015 and supplemented on June 30, 2014, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust, National Association, further supplementing the Indenture, dated as of June 12, 2012 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, by and among NorthStar Realty Finance Corp. and Wilmington Trust, National Association

4.3
Second Supplemental Indenture, relating to the 5.375% Exchangeable Senior Notes, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust, National Association, further supplementing the Indenture, dated as of June 19, 2013 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, by and among NorthStar Realty Finance Corp. and Wilmington Trust, National Association

4.4
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and The Bank of New York Mellon Trust Company, N.A., further supplementing the Indenture, dated as of April 12, 2005 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association)

4.5
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and The Bank of New York Mellon Trust Company, N.A., further supplementing the Indenture, dated as of May 25, 2005 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association)

4.6
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and The Bank of New York Mellon Trust Company, N.A., further supplementing the Indenture, dated as of November 22, 2005 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to JPMorgan Chase Bank, National Association)

4.7
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of March 10, 2006 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust Company

4.8
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of August 1, 2006 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust Company

4.9
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of October 6, 2006 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust Company

4.10
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of March 30, 2007 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust Company

4.11
Second Supplemental Indenture, dated as of March 13, 2015, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Wilmington Trust Company, further supplementing the Indenture, dated as of June 7, 2007 and supplemented by the first Supplemental Indenture thereto dated as of June 30, 2014, between NorthStar Realty Finance Corp. and Wilmington Trust Company

10.1	Amended and Restated Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership
10.2	Amended and Restated Facility Agreement, dated as of March 13, 2015, by and among NorthStar Realty Finance Limited Partnership, NorthStar Realty Finance Corp. and UBS AG Stamford Brach
10.3
Form of Credit Agreement, by and among NorthStar Realty Finance Limited Partnership, as borrower, NorthStar Realty Finance Corp., as guarantor, the various lenders party thereto from time to time and UBS AG Stamford Branch, as administrative agent